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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                 ----------------

                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported)   OCTOBER 17, 2001


                                   UBIQUITEL INC.
              ------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                        000-30761               23-3017909
-----------------------------      ---------------------     -------------------
(State or Other Jurisdiction       (Commission File No.)        (IRS Employer
       of Incorporation                                      Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA              19428
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(Address of principal executive office)                               (Zip code)

Registrant's telephone number, including area code: (610) 832-3311


                                 NOT APPLICABLE
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           (Former Names or Former Address, if Changed Since Last Report)




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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On October 17, 2001, UbiquiTel Inc. (the "Registrant") completed the previously announced sale of the California spectrum of VIA Wireless, LLC ("VIA Wireless") to VoiceStream Wireless ("VoiceStream") for $50 million.
VIA Wireless was a privately-held Sprint PCS Network Partner until it was acquired by the Registrant on August 13, 2001. The spectrum sold included 10 MHz of F Block spectrum in the Stockton, Merced, Modesto, Fresno and Visalia-Porterville-Hanford BTAs and 10 MHz of A Block spectrum in the Bakersfield BTA. The consideration paid by VoiceStream for the licenses was determined by the parties through arms-length negotiation.

         The foregoing summary of the disposition is qualified in its entirety by reference to the Purchase and Sale Agreement, dated as of February 22, 2001, between the Registrant and VoiceStream, which is incorporated by reference as Exhibit 99.1 hereto and is incorporated by reference herein, and the Registrant's Press Release dated and issued October 22, 2001, which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             *99.1 Purchase and Sale Agreement, dated as of February 22, 2001, between UbiquiTel Inc. and Voicestream PCS BTA I License Corporation.

              99.2 Press Release of UbiquiTel Inc. dated and issued October 22, 2001.

             * Incorporated by reference to Exhibit 10.39 filed with the Joint Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2000 of UbiquiTel Inc. and UbiquiTel Operating Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UBIQUITEL INC.


Date:  October 30, 2001                By: /s/ James J. Volk
                                          ----------------------------------
                                            James J. Volk
                                            Chief Financial Officer









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                               INDEX TO EXHIBITS



EXHIBIT NO.                            EXHIBIT TITLE
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   99.2       Press Release of UbiquiTel Inc. dated and issued October 22, 2001.
















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